S000024505 [Member] Investment Strategy - SFT Core Bond Fund	Dec. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	SFT Core Bond Fund: Principal Investment Strategies
Strategy Narrative [Text Block]
The Fund invests primarily in a variety of debt securities. It is the Fund’s policy to invest, under normal circumstances, at least 80% of the value of its net assets (including any borrowings for investment purposes) in investment grade bonds (for this purpose, “bonds” includes any debt security). Up to 20% of the Fund’s nets assets may be invested in securities rated below investment grade (commonly known as “junk bonds”) or unrated securities determined to be of comparable quality. These debt securities include, among other things, corporate and mortgage-backed securities, debt securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities (including the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Association), asset-backed securities and other debt obligations of U.S. banks or savings and loan associations. The Fund may invest in debt securities issued by domestic companies in a variety of industries. The Fund may also invest in securities whose disposition is restricted under the federal securities laws. Examples may include certain bonds that are only available to institutional buyers.
The Fund invests in the U.S. and abroad, including emerging markets, and may purchase securities of varying maturities issued by domestic and foreign corporates and governments. The Fund may invest up to 25% of its net assets in foreign securities which amount may include up to 15% of its net assets in non-U.S. dollar denominated foreign securities, and up to 10% of its net assets in emerging market securities.
The Fund may also invest in non-government securities, which may include but are not limited to securities issued by non-government entities secured by obligations of residential mortgage borrowers. Non-government securities also may include asset-backed securities (which may include but are not limited to interests in auto, rail cars, shipping containers, credit card, manufactured housing, collateralized debt obligations that in turn include collateralized bond obligations and collateralized loan obligations and/or other consumer loans), bank loans, U.S. and non-U.S. money market securities, municipal securities, commercial mortgage-backed securities (which represent interests in commercial mortgage loans and receivables), derivatives, including credit default swaps and other swaps, futures, options and currency forward contracts, defaulted debt securities, private placements and restricted securities. Investments by the Fund may be long-term, intermediate-term or short-term debt securities and may have interest rates that are fixed, variable or floating.
Derivatives are used in an effort to hedge investments, for risk management, or to increase income or gains for the Fund. The Fund may also seek to obtain market exposure to the securities in which it invests by entering into a series of purchase and sale contracts or by using other investment techniques.
In selecting securities, the Fund’s investment sub-adviser focuses on areas of the bond market that it believes to be relatively undervalued, based on its analysis of quality, sector, coupon or maturity, and that the sub-adviser believes offer attractive prospective risk-adjusted returns compared to other segments of the bond market.